CBOT Holdings, Inc. Credit Suisse Financial Services Forum February 7, 2007 Bernard Dan, President and Chief Executive Officer Exhibit 99.1

Forward Looking Statements
February 7, 2007
Certain statements in this presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 and includes any use of the words “may,” “should,” “could,” “expects,” “plans,”
“anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”.  These statements are based on management’s current expectations and involve assumptions that may be subject to change or risks and uncertainties that could cause actual results to differ materially from those set forth in the statements.  Accordingly, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement contained in this presentation.  The factors that may affect our performance may be found in the Annual Report on Form 10-K and other periodic reports filed by CBOT
Holdings, Inc. with the U.S. Securities and Exchange Commission (“SEC”).  These filings can be obtained at the SEC’s website at www.sec.gov.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
Important Merger Information
In connection with the proposed merger of CBOT Holdings, Inc. (“CBOT”) and the Chicago Mercantile Exchange
Holdings Inc. (“CME”), the parties have filed relevant materials with the Securities Exchange Commission (“SEC”), including a joint proxy statement/prospectus regarding the proposed transaction.  INVESTORS ARE URGED TO READ THE JOINT
PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, BECAUSE IT CONTAINS
IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about CBOT and CME without charge, at the SEC’s website (http://www.sec.gov).  Copies of the joint proxy statement/prospectus can also be obtained when available, without charge by directing a request to CBOT
Holdings, Inc., Attn: Investor Relations, at 141 West Jackson, Chicago, Illinois 60604 or calling (312) 435-3500.
CBOT, CME and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from CBOT shareholders in respect of the proposed transaction.
Information regarding CBOT directors and executive officers is available in CBOT’s proxy statement for its 2006 annual meeting of stockholders, dated March 29, 2006.  Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC.  This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Chicago Board of Trade

Chicago Board of Trade
TEN YR NOTES
FIVE YR NOTES

CBOT: 2006 Record Year Trading volume - 20% Revenues - 35% Net income - 125% Market leader: Futures and options on futures #2 in United States #3 in World % chg

Overview Industry Trends Growth Strategies Financial Review Merger Update

Industry Trends
Globalization
Rapid international growth
Technological advances
Increased trading speed
Industry consolidation
Intensifying global competition among futures,
cash and over-the-counter markets

Industry Growth Drivers
Technological advances
Globalization
Emerging economies and urbanization
Commodities as asset class
Importance of risk management
Asset class convergence
U.S. government spending
Deregulation

Large, Expanding Market
1.6
2.1
2.6
3.4
4.0
4.6
6.1
2000 2001 2002 2003 2004 2005 2006
Source: Futures Industry Association
Note:    Excludes options on individual equities
Global Futures & Options on Futures Contract Volume (billions of contracts)

Growing Operating Leverage: Record volume and earnings
20.4%
4.6%
(5.0%)
28.3%
31.4%
20.3%
44.4%
–
500
1,000
1,500
2,000
2,500
3,000
3,500
2000 2001 2002 2003 2004 2005 2006
(10.0%)
10.0%
30.0%
50.0%
70.0%
Average Daily Volume (000's) Operating Margin (%)
Item
2000-2006
CAGR
Avg. Daily
Volume 23%
Revenues 19%
Expenses 7%

CME and CBOT Shareholder Benefits
Well-Positioned
in Dynamic
Global Industry
Stronger Base to
Build Core
Derivatives
Business
Accretive
Transaction
Platform for
Product
Innovation and
Growth
Substantial
Benefits
Transaction expected to create value for shareholders of both companies
Synergy
Opportunities
Significant User
Benefits

Chicago Board of Trade

Chicago Board of Trade

日経平均
10441

CBOT: Growth Strategies Product enhancements Product innovation Global expansion Leveraging technology

Growth Strategies: Product Enhancements
Enhancements to Metals Complex
Listed options on Full-sized Gold and Silver futures
contracts in open-auction markets, side-by-side
electronic trading of the contracts in 4Q06
Electronic Warehouse Receipt system for Metals
complex targeted for completion in 4Q06
Implemented directed fungibility program between Full-
sized and mini-sized metals contracts in 3Q06
Expanded the hours of EFPs to a 24-hour schedule

Gold and Silver Futures Market Share
(North American Market)
Metals ADV increased nearly 10-fold in 2006
CBOT share of all North American listed Gold and Silver futures contracts traded
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec.-06
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
CBOT gold share CBOT silver share

Growth Strategies: Product Enhancements
Growth in Swap Futures
Citigroup and Goldman Sachs began providing liquidity
July 3, 2006
Third quarter 2006 trading volume up 44 percent
Fourth quarter 2006 trading volume up 63 percent

Growth Strategies: Product Innovation
Seven New Products in 2006
Full-Sized Gold Options
Silver Options
$25 Big Dow Futures
Soybean Crush Options
Binary Options
Ethanol
Dow Jones-AIG Excess Return
Commodity Index

Growth Strategies: Product Innovation Address customer needs Respond to changing marketplace trends Leverage existing pools of liquidity Dow Jones SM U.S. Real Estate Index SM to launch Feb. ‘07

Growth Strategies: Global Expansion Offering side-by-side trading of Ag futures Global access to e-cbot ® Ease of access to CBOT for market users Global Developing Markets Program

Electronic Agriculture Futures
Side-by-Side trading of Agricultural Futures started 08/01/06
*Includes off exchange
01/01/06 thru 07/31/06
*Open
Auction
96.5%
Electronic
3.5%
08/01/06 thru 12/31/06
Electronic
33.0%
*Open
Auction
67.0%
Pre and Post Side-by-Side Trading of Ag Futures
Ag futures volume up 68% Aug. 1 to Dec. 31, 2006

Successful Launch of Side-by-Side Trading of Ags
Greater Global Access to Benchmark Agricultural Products
–
Single Pool of Liquidity Between Trading Venues
On-floor plasma
screens display e-cbot
market data.
Hand-held devices allow
simultaneous trading on
floor and e-cbot.
33% increase in firms
trading Ag contracts

Growth Strategies: Global Expansion
Global Developing Markets Program
Fee Waivers for traders in nations that have not been
market users
Eight firms in four countries currently participating
Educate potential participants about CBOT products

Growth Strategies: Global Expansion
JADE – Benefits and Strengths
Location: Singapore, the Asia-Pacific financial center that
has a strong regulatory regime
Geography: Asia is the major growth engine for
production/consumption of commodities and commodity
derivatives
JV Partners: Both CBOT and SGX are market leaders in
their individual fields
Electronic Trading Platform: e-cbot, with its proven
technology
Clearing: SGX Derivatives Clearing
First Cross Border Asian-Pacific Commodity Marketplace
Specific appeal to Asia by trading ‘Asian’ Commodities

Growth Strategies: Leveraging Technology Technology upgrades on e-cbot ®

Financial Options Traded Electronically - % Electronic 14 24 28 29 34 54 85 71 79 0 25 50 75 100 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 0 5 10 15 20 25% ADV (000s) e-cbot %

Growth Strategies: Leveraging Technology Technology upgrades on e-cbot ® Expanded distribution of e-cbot 13 points of presence internationally

CBOT: Growth Strategies Product enhancements Product innovation Global expansion Leveraging technology

Financial Review Glen Johnson Senior Vice President and Chief Financial Officer

Chicago Board of Trade

CAGR ('02-'06): 46%

CAGR ('01-'06): 41%

Growing Operating Leverage
$62
$101
$90
$126
$190
$349
2001 2002 2003 2004 2005 2006
EBITDA ($mm) *
Operating Income ($mm)
$12
$62
$119
$77
$130
$276
2001 2002 2003 2004 2005 2006
* EBITDA is a Non-GAAP financial measure.  Reconciliation of this to the most comparable
GAAP financial measure can be found at the end of this presentation

Chicago Board of Trade

36%
48%
20.4 pts
28.0 pts
154%
207%

Fourth Quarter 2006
Open-
Auction
25%
Electronic
73%
Off-
Exchange
2%
CBOT Average Daily Volume by Trading Platform
4Q06 versus 4Q05 (millions of dollars, thousands of contracts)
4Q06 compared to 4Q05:
Revenue up 48%
Average daily volume up 36%
Average rate per contract up 15%
Exchange & clearing fee revenue up
56%
Operating margin of 44.8% versus 24.4%
$115
$169
24.4%
50.4%
2,404
3,269
$17.7
$54.4
Average Daily Volume
Revenue
Operating Margin
Net Income
4Q05
4Q06
24.4%
44.8%
$17.7
$44.9
GAAP
Non-GAAP*
Non-GAAP* GAAP
*Excludes $9.5 million in merger-related expenses

Rate per Contract
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$0.000
$0.100
$0.200
$0.300
$0.400
$0.500
$0.600
$0.700
Exchange Rev ($)
54,351 52,529 49,675 46,326 66,518 69,657 62,696 68,086 83,120 91,855 93,901 104,448
Clearing Rev ($)
16,589 19,634 18,609 18,724 21,277 22,559 20,027 18,274 23,231 25,366 29,265 30,061
RPC ($)
0.519 0.455 0.451 0.424 0.507 0.499 0.501 0.570 0.552 0.564 0.618 0.653
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
2Q06 to 3Q06:
10% increase
1Q06 to 2Q06:
2% increase
Overall Rate per Contract (RPC)
3Q06 to 4Q06:
6% increase

Fourth Quarter Fixed and Volume-Based Expenses
$14
$12
$9
$87 $93
$3
$0
$21
$16
4Q05 4Q06
Baseline D&A Special / Other Volume-based Merger-related
Note: Special / Other expenses include loss impairment on long-lived assets, litigation settlement and severance costs
($ in millions)

Chicago Board of Trade

20.4 pts
26.0 pts

154%
207%

Fourth Quarter 2006
4Q06 versus 4Q05 (millions of dollars)
24.4%
50.4%
$17.7
$54.4
Operating Margin
Net Income
4Q05
4Q06
24.4%
44.8%
$17.7
$44.9
GAAP
Non-GAAP*
Non-GAAP*
GAAP
*Excludes $9.5 million in merger-related expenses

Chicago Board of Trade

20%
35%
16.1 pts
17.7 pts
125%
138%

Year 2006
Open-Auction
28%
Electronic
70%
Off-Exchange
2%
CBOT Average Daily Volume by Trading Platform
2006 versus 2005 (millions of dollars, thousands of contracts)
2006 compared to 2005:
Revenue up 35%
Average daily volume up 20%
Average rate per contract up 15%
Exchange & clearing fee revenue up 38%
Operating margin of 44.4% versus 28.3%
$461
$621
28.3%
46.0%
2,677
3,211
$76.5
$181.9
Average Daily Volume
Revenue
Operating Margin
Net Income
2005
2006
28.3%
44.4%
$76.5
$172.2
GAAP
Non-GAAP*
Non-GAAP* GAAP
*Excludes $9.7 million in merger-related expenses

Fixed and Volume-Based Expenses
Note: Special / Other expenses include loss impairment on long-lived assets, litigation settlement and severance costs
($ in millions)
$37
$33
$46
$55
$55
$10
$244
$261
$301
$331
$345
$1
$7
$4
$1
$21
$83
$71
$61
$14
$29
2002 2003 2004 2005 2006
Baseline D&A Special / Other Volume-based Merger-related

Year 2006 versus 2005 Net Income 2005 2006 Non-GAAP* GAAP *Excludes $9.7 million in merger-related expenses $76.5 $172.2 $76.5 $181.9

Growing Operating Leverage
New products
Wider distribution of existing products
Global expansion
Leveraging technology efforts
Fixed-cost control
Strong cash flow with high capital efficiency
Efficient and scalable operating platform

Merger Update Looking to the Future

CBOT/CME Proposed Merger Update
Filed Form S-4 with SEC on Dec. 21, 2006
Filed “Amendment No.1” to S-4 with SEC on January 30, 2007
Entered into second review phase with the Department
of Justice, as expected
CBOT and CME shareholder and CBOT member votes
expected in Q1
Integration planning underway
Implemented planning structure and process
Identified senior-level management team for CME Group
Expect transaction to close in mid-2007

CME and CBOT Merger Transaction Highlights
Solidifies combined company’s status as the premier
global exchange
Expands presence in attractive derivatives markets
Positions combined company for continued growth
Creates operational and cost efficiencies for customers
$125+ million in estimated annual cost savings
expected to be achieved year two post closing
Expected to be accretive to earnings 12 – 18 months
post close
Potential revenue opportunities
Enhances operating leverage
Strategically
Attractive
Financially
Compelling

CBOT: Looking to the Future Increase access to our markets Deepen pools of liquidity Ensure market integrity

Chicago Board of Trade

Chicago Board of Trade

日経平均
最近の
10441.

Supplementary Information

Supplementary Information
2000 2001 2002 2003 2004 2005 2006
Non-GAAP Financial Measure - EBITDA $37 $62 $101 $90 $126 $190 $349
Deduct:
Interest Expense (7) (7) (5) (4) (5) (3) (2)
Income Tax Expense (1) (5) (24) (22) (33) (55) (120)
Depreciation and Amortization Expense (41) (44) (38) (33) (46) (55) (55)
Comparable GAAP Measure - Net Income ($12) $6 $34 $31 $42 $77 $172
Reconciliation of Non-GAAP Measure Earnings before Interest, Tax, and Depreciation and
Amortization Expense (EBITDA) to Net Income ($ in millions)

Supplementary Information
Reconciliation of GAAP to Non-GAAP Financial Measures
CBOT used non-GAAP financial measures of operating performance to eliminate 2006 merger-related expenses attributable to the announced merger with CBOT and CME.  Non-GAAP measures do not replace and are not superior to the presentation of our GAAP financial results but are provided to improve overall understanding of our current financial performance and our prospects for the future.
GAAP
Operating Income
Merger-related
Expenses
Non-GAAP
Operating Income
FY 2006 $276.0 $9.7 $285.7
Q4 2006 $ 75.8 $9.5 $ 85.3
GAAP
Operating Margin
Merger-related
Expenses
Non-GAAP
Operating Margin
FY 2006 44.4% 1.6% 46.0%
Q4 2006 44.8% 5.6% 50.4%
GAAP
Net Income
Merger-related
Expenses
Non-GAAP
Net Income
FY 2006 $172.2 $9.7 $181.9
Q4 2006 $ 44.9 $9.5 $ 54.4
GAAP
Earnings Per Share
Merger-related
Expenses
Non-GAAP
Earnings Per share
FY 2006 $3.26 $0.18 $3.44
Q4 2006 $0.85 $0.18 $1.03

Agriculture Complex Growth Rate 373 404 350 331 412 529 490 611 0 100 200 300 400 500 600 700 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 -20 0 20 40 60 80 100 120 140% ADV (000s) Growth vs. Pr Yr

Growth in ADV by Product Group 20% 2,677 3,211 Total 880% 5 49 Metals, Energy and Other 7% 109 117 Equity Index 40% 365 511 Agricultural 15% 2,199 2,534 Interest Rate % change 2005 2006 ADV (000)

Historical Volume
672
771
1,064
1,452
1,937
2,199
2,534
511
109
117
239
241
365
337
290
265
15
21
36
62
95
49
1
3
5
927
1,037
1,365
1,804
2,372
2,677
3,211
2000 2001 2002 2003 2004 2005 2006
Metals, energy, and other
Equity index
Agricultural
Interest rate
Average Daily Volume (in thousands)
*May not add due  to rounding

CBOT’s Volume Growth
Average Daily Volume by Venue (in thousands)
62
209
513
935
1,382
1,739
2,240
865
828
797
792
885
834
885
54
76
105
105
85
3,211
2,677
2,372
1,804
1,365
1,037
927
2000 2001 2002 2003 2004 2005 2006
Off-exchange
Open-auction
Electronic
*May not add due to rounding

Services $16
3%
Interest
Income &
Other $2  0%
Building $23
4%
Market Data
$99  16%
Exchange
Fees &
Clearing $481
77%
Sources of Revenue for 2006
Total Exchange & Clearing Fees = $481 mm
Metals $13
3%
30 yr $59
12%
5 yr $69  14%
10 yr $170
35%
Agriculture
$100  21%
2 yr $21  4%
30 day + other
$27  6%
Equities $22
5%
Year 2006 Revenue Components ($ in millions) Year 2006 Exchange & Clearing Fees ($ in millions)
Total Revenues = $621 mm